COTY TURNAROUND PLAN

EXPECTED FY19 LANDING Business • Addressed supply chain issues, with limited impact in Q4 Stabilization • Set clear near-term priorities around profit and cash flow delivery • Q4 LFL net revenue trends consistent with Q3 No Change to • Constant currency adjusted operating income of $950-1,000M FY19 Outlook • Solid free cash flow in Q4 and FY19 • With the completion of the Turnaround Plan, we see likelihood for Recent impairment charge of approximately $3 Bn Developments • Our Credit Agreement has been amended to align with the Turnaround Plan and provide the operational flexibility needed 2

HOW WE GOT TO THIS POINT A DIFFICULT MERGER WHAT WENT WRONG WHAT’S DIFFERENT NOW P&G Beauty integration longer The integration is now complete, and more complex than with common IT systems and originally envisioned business operating on one order, Underestimation of the one shipment, one invoice negative trends of the acquired New management setting business realistic targets and objectives Sustained commitment to early financial targets did not allow management to fully address underlying trends 3

WE HAVE BUILT A STRONG PLATFORM LEADING BRANDS UNIQUE OPERATOR OF LICENSES 3 out of Top 10 Luxury Fragrance Brands #1 Global fragrance maker 4 out of Top 10 Mass Cosmetics Brands 80% of our licenses have residual average life of 3 out of Top 10 Retail Hair Color Brands 9 Years KEY COUNTRIES STRONG PEOPLE & SYSTEMS #2 in Mass Cosmetics, #2 in Hair People who are skilled, data- Color, #2 in Luxury Fragrances driven and result-oriented #1 in Mass Cosmetics, #2 in Hair Color, #1 in Luxury Fragrances Leading edge IT infrastructure following merger #2 in Hair Color, #3 in Deodorants 4

~60% OF THE BUSINESS
ON STRONG FOOTING

LUXURY

- Portfolio of leading luxury brands has grown inline with the category in the last 2 years
- Substantial opportunities ahead through scaled presence in existing markets and further geographic, channel and category expansion



FY17
FY18
YTD FY19 (March)
1.9%
-1.1%
5.2%
6.0%
4.1%
4.4%
Global Luxury Fragrances
Coty Luxury Net Revenues

PROFESSIONAL BEAUTY

- Attractive industry structure
- Opportunities to expand penetration through digital and e-commerce
- #1 brand in salon hair color and #1 brand in salon nail



PB LFL Net Revenues
FY17
FY18
FY19
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
0.1%
1.1%
1.0%
2.0%
1.8%
2.1%
-2.6%
-0.8%
-0.6%
Impacted by Supply Chain disruption

Source: NPD, Euromonitor, Coty estimates
Global Luxury fragrance category trends for FY17/FY18 correspond to CY16/CY17 data, respectively.

COTY

5

CONSUMER BEAUTY* MAINLY A GAP OF PERFORMANCE FY17 FY18 YTD FY19 (March) 0.9% 0.5% • Mass beauty in our channels & geographies is declining -1-2% -0.7% • Weakness in the Consumer Beauty division is mainly driven -4.7% -4.4% by share losses -6.3% -6.9% -6.8% • Stabilizing share in Consumer Beauty will bring overall Coty -9.8% back to growth Global Mass Beauty Coty Sell-Out Performance Coty Sell-In NR Source: Nielsen, Coty; FY19 Nielsen coverage note fully equivalent to FY17 & FY18 coverage * Excludes Younique 6

THREE PILLARS OF OUR TURNAROUND PLAN BUILD REDISCOVER REGAIN A CULTURE OF REDISCOVERGROWTH OPERATIONAL PRIDE AND GROWTH LEADERSHIP PERFORMANCE These three pillars are focused on driving substantial improvement in Consumer Beauty while also further optimizing Luxury and Professional Beauty 7

REDISCOVER GROWTH
PRIORITIZATION OF BRANDS & MARKETS, SUPPORTED AT SCALE

20 PRIORITY BRANDS
(Examples below)

RIMMEL LONDON

BURBERRY LONDON ENGLAND

COVERGIRL

WELLA

BOSS HUGO BOSS

MAX FACTOR X

GUCCI

O·P·I

Priority brands account for **~25%** of # of brands

Priority brand-country combos account for **~60%** of NR

As the % of priority brand-country combos supported at scale & sufficiency ramps from **~20% currently** to **~60% by FY23**, we expect their net revenue growth to fully offset declines in non-priority combos

6 BLUEPRINT COUNTRIES

- U.S.
- U.K.
- Germany
- Russia
- Brazil
- China

COTY

8

REDISCOVER GROWTH IMPROVING PORTFOLIO STRUCTURE AND OPTIMIZING ASSORTMENT Data-driven analysis shows clear Mass Cosmetics Trend by Price Tier opportunities for improved portfolio (2-Year CAGR*) structure and optimized product assortment, as findings show: 11% 11% 1. The premium tier of mass beauty continues to grow 5% 2. As we shift focus from driving higher sales to driving better sales -1% in the upper tiers of the category, this will create more value -4% 3. We can significantly improve shelf productivity by simplifying and optimizing our assortment -17% Value Mainstream Premium Source: Nielsen, Kantar 9 * 2-Year CAGR: CY16-CY18

REDISCOVER GROWTH INNOVATION TARGETING CATEGORY COVERAGE AND UP-TRADING • We are orienting our innovation efforts to support expansion of category coverage, up- trading and margin accretion • Our Turnaround Plan embeds a significant step-up in R&D investment and capabilities 10

OPERATIONAL LEADERSHIP MORE OPPORTUNITIES IN SUPPLY CHAIN • On a comparable basis, we estimate we have over 10% gross margin gap vs. competition • While we have been optimizing our supply chain footprint, still substantial room for further COGS savings Supply chain productivity Capture scale benefits of higher volume per SKU Gross margin COGS 2/3 of of 2/3 savings Accelerate existing procurement savings Reduction Shelf Productivity Cut the tail of margin dilutive SKUs SKU rationalization Grow the head of hero SKUs Supply chain efficiency 1/3savings of Value engineer lower margin but strategic SKUs 11

OPERATIONAL LEADERSHIP ADDRESSING MARKETS’ SCALE AND BUILDING A LEANER ORGANIZATION 1. Simpler organization 2. Leaner structure 3. Co-located top team • Mutualised support functions • More efficient, lean team • New management HQ in • Markets managed in 3 regions • Executive Committee and Amsterdam - one management team, one place, one culture • Brand units focus on center of gravity closer to • marketing / brand building markets Foster cooperation • Greater in-market scale and • Remove silos faster / better decisions 12

BUILD A CULTURE OF PRIDE AND PERFORMANCE A BLEND OF BEAUTY, FMCG & TURNAROUND EXPERTISE Pierre Pierre-André Daniel Edgar Laubies Terisse Ramos Huber CEO CFO Chief Scientific Officer current Pres. Luxury/ future Pres. of Americas + APAC Gianni Sylvie Fiona Simona Pieraccioni Moreau Hughes Cattaneo currently COO CB/ Pres. of Prof. Beauty President of Consumer President of Luxury Brands future Pres. of EMEA Beauty Brands Greer Luc Sophie BEAUTY EXPERTISE McMullen Volatier Hanrot FMCG EXPERTISE Chief Legal Officer Chief Global Supply Officer Chief HR Officer 13

REVENUES DEEP CHANGES FOR BETTER AND STRONGER DYNAMICS FY19 YTD LFL (March) FY23 Luxury +4% +3% to +4% Keep investing & growing Professional Beauty -1% 0% to +2% Leverage Wella & OPI Consumer Beauty -10% -1% to -2% Stabilize market share TOTAL -3% 0% to +2% Asia Pacific <10% ~13-15% Priority ~70% Brands ~60% 14

PROFITS BUILDING SUSTAINABLE INCOME GROWTH Assortment Mix / Value Promotion Innovation Productivity Net Revenues COGS SKU Reduction Gross Margin Advertising Fixed Cost Working Media Organization delayering Digital & Traditional Mutualizing support functions Operating Income FCF Net Debt EPS 15

CASH FLOW AND NET DEBT TRAJECTORY

Key Building Blocks

- **One-time costs:** ~$160M cash outflow from previous programs (largely FY20), plus ~$600M from newly announced program spread over FY20-FY23. 2-3 year payback objective on all projects.
- **Working Capital:** Gradual progress, with a focus on inventory and receivables
- **Capex:** End of P&G related one-time capex and tight management expected to drive capex from 4.5-5.0% of revenues to 3.5-4.0%

Continue to target net debt to EBITDA of <4x by FY23

Flat to declining interest expense to fuel EPS growth above Operating Income growth


$7.3-7.4B
~$5.7B
~$1B
$0.2-0.3B
FY19
FY20
FY21
FY22
FY23
FCF
Net Debt

COTY

16

OUR GOAL FY23 TARGETS Net revenues growth 0 to 2% (constant FX & scope) (stable FY23 vs FY19) Adjusted Operating margin 14% to 16% Free Cash Flow ~$1 billion Net Debt to EBITDA Less than 4x 17

OUR NEW PATH STARTS NOW FISCAL 2020 OUTLOOK Net revenues growth Moderating decline (constant FX & scope) Adjusted Operating margin 5 to 10% growth (constant FX & scope) Free Cash Flow Moderate improvement 18

APPENDIX

NEW ORGANIZATIONAL STRUCTURE President, Americas & APAC President, EMEA President, Professional Beauty (Full P&L Ownership) (Full P&L Ownership) (Full P&L Ownership) GM GM GM GM GM GM Country 1 Country 2 Country 3 Country 4 Country 1 Country 2 President, Consumer Beauty Brands President, Luxury Brands Enabling Functions Finance R&D HR Legal 20

CURRENT ORGANIZATIONAL STRUCTURE President, Luxury President/COO, Consumer Beauty President, Professional Beauty (Full P&L Ownership) (Full P&L Ownership) (Full P&L Ownership) Regional Regional Regional SVP 1 CFO SVP 1 CFO SVP 1 CFO Regional Luxury Regional CB Regional PB SVP 2 CMO SVP 2 CMO SVP 2 CMO GM GM GM Country 1 Country 1 Country 1 GM GM GM Country 2 Country 2 Country 2 21

DISCLAIMER Forward-Looking Statements Certain statements in this presentation are forward-looking statements. These forward-looking statements reflect Coty Inc.’s (“Coty’s”) current views with respect to, among other things, Coty’s Turnaround Plan, strategic planning, targets, segment reporting and outlook for fiscal year 2020 and future reporting periods (including the extent and timing of revenue and profit trends and the Consumer Beauty business’s stabilization), expected 2019 results and estimated 2019 impairments; Coty’s future operations and strategy, synergies, savings, performance, cost, timing and integration of acquisitions), allocation and amount of advertising and consumer promotion costs, allocation and amount of research and development investments, ongoing and future cost efficiency and restructuring initiatives and programs (including the expected timing and impact), investments, licenses and portfolio changes), future cash flows and liquidity and borrowing capacity, timing and size of cash outflows and debt deleveraging, impact and timing of supply chain disruptions and the resolution thereof, timing and extent of any future impairments, and the synergies, savings, impact, cost, timing and implementation of Coty’s Turnaround Plan, including operational and organizational structure changes, operational execution and simplification initiatives, the move of Coty’s headquarters, and the priorities of senior management. These forward-looking statements are generally identified by words or phrases, such as “anticipate”, “are going to”, “estimate”, “plan”, “project”, “expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “temporary”, “target”, “aim”, “potential”, “goal” and similar words or phrases. These statements are based on certain assumptions and estimates that we consider reasonable, but are subject to a number of risks and uncertainties, many of which are beyond the control of Coty, which could cause actual results to differ materially from such statements. Such risks and uncertainties are identified in the periodic reports Coty has filed and may file with the Securities and Exchange Commission (the “SEC”) including, but not limited to: Coty’s ability successfully implement its multi-year Turnaround Plan and to develop and achieve its global business strategies, compete effectively in the beauty industry and achieve the benefits contemplated by its strategic initiatives within the expected time frame or at all, the integration of recent acquisitions with Coty’s business, operations, systems, financial data and culture and the ability to realize synergies, avoid future supply chain and other business disruptions, reduce costs and realize other potential efficiencies and benefits (including through its restructuring initiatives) at the levels and at the costs and within the time frames contemplated or at all, and managerial, integration, operational, regulatory, legal and financial risks, including diversion of management attention to and management of cash flows, expenses and costs associated with multiple ongoing and future strategic initiatives, internal reorganizations and restructuring activities, including the Turnaround Plan, and Coty’s ability to retain and attract key personnel and the impact of senior management transitions and organizational structure changes. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere, including in Coty’s Press Release dated July 1, 2019. More information about potential risks and uncertainties that could affect Coty’s business and financial results is included under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Coty’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and other periodic reports Coty has filed and may file with the SEC from time to time. Any forward-looking statements made in this presentation are qualified in their entirety by these cautionary statements. All forward-looking statements are made only as of the date of this presentation, and, Coty undertakes no obligation, other than as may be required by applicable law, update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Non-GAAP Financial Measures In this presentation, Coty presents certain non-GAAP financial measures that we believe enable management and investors to analyze and compare the underlying business results from period to period, including constant currency, organic like-for-like (LFL) and adjusted metrics, as well as free cash flow and net debt. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period, with the current period’s results calculated at the prior-year period’s rates. The term “like-for-like” describes the Coty's core operating performance, excluding the financial impact of (i) acquired brands or businesses in the current year period until Coty has twelve months of comparable financial results, (ii) divested brands or businesses or early terminated brands in the prior year period to maintain comparable financial results with the current fiscal year period and (iii) foreign currency exchange translations to the extent applicable. Adjusted metrics exclude nonrecurring items, purchase price accounting related amortization, acquisition-related costs, restructuring costs and certain other information as noted within this presentation. Free cash flow is defined as net cash provided by operating activities, less capital expenditures, and net debt is defined as total debt less cash and cash equivalents. These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP. To the extent that Coty provides guidance, it does so only on a non-GAAP basis and does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for restructuring, integration and acquisition-related expenses, amortization expenses, adjustments to inventory, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. Outlook Information In this presentation, Coty presents outlook information as of July 1, 2019. 22